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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

                               SEPTEMBER 29, 1999
                               ------------------
                Date of Report (Date of Earliest Event Reported)

                                 WESTERN BANCORP
                                 ---------------
             (Exact Name of Registrant As Specified In Its Charter)

                                   CALIFORNIA
                                   ----------
                 (State or Other Jurisdiction of Incorporation)

                0-13551                               95-3863296
                -------                               ----------
        (Commission File Number)           (IRS Employer Identification No.)

                          4100 NEWPORT PLACE, SUITE 900
                         NEWPORT BEACH, CALIFORNIA 92660
                        -------------------------------
               (Address of Principal Executive Offices)(Zip Code)

                                 (949) 863-2444
                                 --------------
              (Registrant's Telephone Number, including Area Code)


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ITEM 5.  Other Events.

         On September 29, 1999 Western Bancorp (the "Company") announced that its shareholders approved the merger of the Company with and into U.S. Bancorp. A copy of the press release making such announcement is attached hereto as
Exhibit 99.1 and is incorporated herein in its entirety by this reference.

ITEM 7.  Financial Statements and Exhibits.

         (c)  Exhibits.

         The following exhibit is filed with this Current Report on Form 8-K:

Exhibit
Number                              Description
------                              -----------
99.1      Press Release of Western Bancorp dated September 29, 1999.


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                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated:  October 6, 1999

                                        WESTERN BANCORP

                                        By:    /s/ Arnold C. Hahn
                                              ------------------------------
                                        Name:  Arnold C. Hahn
                                        Title: Executive Vice President
                                                and Chief Financial Officer


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                                  EXHIBIT INDEX

Exhibit
Number                              Description
------                              -----------

99.1      Press Release of Western Bancorp dated September 29, 1999.


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